UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549

                               _________________


                                   FORM 8-K


                                CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

 Date of Report (Date of Earliest Event Reported): July 12, 2005 (July 6, 2005)

                        PacifiCare Health Systems, Inc.
            (Exact Name of Registrant as Specified in its Charter)

           Delaware                   001-31700                  95-4591529
 (State or Other Jurisdiction      (Commission File            (IRS Employer
       of Incorporation)               Number)              Identification No.)

          5995 Plaza Dr. Cyprus, California                 90630-5028
       (Address of Principal Executive Offices)             (Zip Code)

                                (714) 952-1121
             (Registrant's telephone number, including area code)


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[X] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[X] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.        Entry into a Material Definitive Agreement.

Merger Agreement

         On July 6, 2005, PacifiCare Health Systems, Inc., a Delaware corporation ("PacifiCare"), announced that it had entered into an Agreement and Plan of Merger, dated as of July 6, 2005 (the "Merger Agreement"), with UnitedHealth Group Incorporated, a Minnesota corporation ("UnitedHealth"), and Point Acquisition LLC, a limited liability company organized under the laws of the State of Delaware and a direct wholly-owned subsidiary of UnitedHealth ("Merger Sub"). The Merger Agreement provides that, upon the terms and subject to the conditions set forth in the Merger Agreement, PacifiCare will merge with and into Merger Sub (the "Merger"), with Merger Sub continuing as the surviving company.

         The Merger Agreement grants UnitedHealth the right to effect the Merger by Merger Sub converting into a Delaware corporation ("Corporate Merger Subsidiary") and Corporate Merger Subsidiary merging with and into PacifiCare (the "Reverse Merger"). The Merger Agreement conditions the foregoing right on UnitedHealth's part on such alternate structure not precluding the delivery of legal opinions to the effect that the Reverse Merger will qualify as a "reorganization" within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended, as well as such alternate structure not (i) resulting in any change in the merger consideration, (ii) being materially adverse to the interests of UnitedHealth, PacifiCare, Merger Sub or the respective stockholders of UnitedHealth and PacifiCare, or (iii) unreasonably impeding or delaying completion of the transaction.

         At the effective time of the Merger, each issued and outstanding share of PacifiCare common stock (other than shares owned by PacifiCare (as treasury stock or otherwise), which shares will be cancelled, and other than shares with respect to which appraisal rights under Delaware law have been perfected) will be converted into the right to receive (i) 1.10 shares of UnitedHealth common stock, and (ii) $21.50 in cash, on the terms specified in the Merger Agreement.

         UnitedHealth and PacifiCare have each made representations and warranties to each other in the Merger Agreement. PacifiCare has made certain covenants in the Merger Agreement, including, among others, covenants, subject to certain exceptions, (A) to conduct its business in the ordinary course between the execution of the Merger Agreement and the consummation of the Merger, (B) to cause a stockholder meeting to be held to consider approval of the Merger and the other transactions contemplated by the Merger Agreement,
(C) for its Board of Directors to recommend adoption and approval by its stockholders of the Merger Agreement and the transactions contemplated by the Merger Agreement, (D) not to solicit proposals relating to alternative business combination transactions, (E) not to enter into discussions concerning, or provide confidential information in connection with, alternative business combination transactions, and (F) to use its reasonable best efforts to take, or cause to be taken, all actions, and to do, or cause to be done, all things necessary, proper or advisable (including obtaining necessary governmental consents and approvals) to consummate and make effective, in the most expeditious manner practicable, the Merger and the other transactions contemplated by the Merger Agreement. In addition, UnitedHealth has made certain covenants in the Merger Agreement, including, among others, covenants, subject to certain exceptions, (A) relating to employee matters and (B) to use its reasonable best efforts to take, or cause to be taken, all actions, and to do, or cause to be done, all things necessary, proper or advisable (including obtaining necessary governmental consents and approvals) to consummate and make effective, in the most expeditious manner practicable, the Merger and the other transactions contemplated by the Merger Agreement.

         Completion of the Merger is subject to mutual conditions, including, among others, (i) approval of the requisite holders of PacifiCare common stock, (ii) expiration or termination of the applicable Hart-Scott-Rodino Act waiting period, (iii) absence of any order, injunction or other judgment or decree, prohibiting the consummation of the Merger, (iv) receipt of specified governmental consents and approvals, (v) subject to certain exceptions, the accuracy of the representations and warranties with respect to PacifiCare's and UnitedHealth's business, as applicable, and compliance by PacifiCare and UnitedHealth with their respective obligations under the Merger Agreement and
(vi) receipt of customary tax opinions. Additionally, UnitedHealth's obligation to complete the Merger is subject to certain conditions, including, among others, (i) receipt of specified governmental consents and approvals, without the imposition of certain restrictions or conditions, (ii) absence of certain litigation by federal or state governmental authorities, which seek, among other things, the imposition of certain conditions or restrictions and
(iii) absence of certain orders, injunctions or other judgments or decrees, which impose certain conditions or restrictions.

         The Merger Agreement contains certain termination rights for both PacifiCare and UnitedHealth, and further provides that, upon termination of the Merger Agreement under specified circumstances, PacifiCare may be required to pay UnitedHealth a termination fee of $243.6 million.

         The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is filed as Exhibit 2.1 hereto, and is incorporated by reference herein.

Item 8.01.        Other Events.

         A press release announcing the execution of the Merger Agreement was issued by PacifiCare on July 6, 2005. The full text of the press release, a copy of which is attached hereto as Exhibit 99.1, is incorporated herein by reference.

         On July 6, 2005, PacifiCare Health Plans Administrators, Inc. and United HealthCare Insurance Company, wholly-owned subsidiaries of PacifiCare and UnitedHealth respectively, entered into separate Health Services Agreements pursuant to which each party, on behalf of itself and its affiliates, and subject to the terms and conditions of such agreements, agreed to make certain of its networks of healthcare providers in certain states available to certain customers of the other party.

                                     * * *

Additional Information and Where to Find It

         In connection with the Merger and the other transactions contemplated by the Merger Agreement, PacifiCare and UnitedHealth intend to file relevant materials with the Securities and Exchange Commission (the "SEC"), including one or more registration statement(s) on Form S-4 that will contain a prospectus and a proxy statement. BECAUSE THOSE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION, INVESTORS AND HOLDERS OF PACIFICARE COMMON STOCK ARE URGED TO READ THEM, IF AND WHEN THEY BECOME AVAILABLE. When filed with the SEC, they will be available for free (along with other documents and reports filed by PacifiCare and UnitedHealth with the SEC) at the SEC's website, http://www.sec.gov. In addition, investors and PacifiCare stockholders may obtain free copies of the documents filed with the SEC by PacifiCare by a written request to PacifiCare Health Systems, Inc., 5995 Plaza Drive, Cypress, CA 90630, Attention: Investor Relations.

Participants in the Solicitation

         PacifiCare and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the holders of PacifiCare common stock in connection with the transactions contemplated by the Merger Agreement. Information about the directors and executive officers of PacifiCare is set forth in the proxy statement for PacifiCare's Annual Meeting of Stockholders, which was filed with the SEC on April 13, 2005. Investors may obtain additional information regarding the interests of such participants in the Merger and the other transactions contemplated by the Merger Agreement by reading the prospectus and proxy solicitation statement if and when they become available.

         This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.


Forward-Looking Statements
--------------------------

This Form 8-K may contain statements, estimates or projections that constitute "forward-looking" statements as defined under U.S. federal securities laws. Generally the words "believe," "expect," "intend," "estimate," "anticipate," "could," "may," "project," "will" and variations thereof or similar expressions identify forward-looking statements, which generally are not historical in nature. These forward-looking statements are based on current expectations and projections about future events. By their nature, forward-looking statements are not guarantees of future performance or results and are subject to risks and uncertainties that cannot be predicted or quantified and, consequently, actual results may differ materially from our historical experience and our present expectations or projections. These risks and uncertainties include, among others, our ability to consummate the merger with UnitedHealth, to achieve expected synergies and operating efficiencies in the merger within the expected time-frames or at all and to successfully integrate our operations; such integration may be more difficult, time-consuming or costly than expected; revenues following the merger may be lower than expected; operating costs, customer loss and business disruption, including, without limitation, difficulties in maintaining relationships with employees, customers, clients or suppliers, may be greater than expected following the merger; the regulatory approvals required to complete the merger may not be obtained on the terms expected or on the anticipated schedule; our ability to meet expectations regarding the timing, completion and tax treatment of the merger and the value of the merger consideration; and those risks and uncertainties found in our filings and reports filed with the Securities and Exchange Commission from time to time, including our annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. Except to the extent otherwise required by federal securities laws, we do not undertake to publicly update or revise any forward-looking statements.

                                      ***

Item 9.01.        Financial Statements and Exhibits.

         (c)      Exhibits.

         The following exhibits are filed as part of this report:

Exhibit No.           Description
-----------           -----------

Exhibit 2.1 Agreement and Plan of Merger, dated as of July 6, 2005, between PacifiCare Health Systems, Inc., UnitedHealth Group Incorporated and Point Acquisition LLC.

Exhibit 99.1          Press release issued by PacifiCare Health Systems, Inc.
                      on July 6, 2005.

                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        PACIFICARE HEALTH SYSTEMS, INC.


Date:    July 12, 2005                  By: /s/ Peter Reynolds
                                            -------------------------------
                                        Name:  Peter Reynolds
                                        Title: Senior Vice President, Finance;
                                               Corporate Controller

                                 EXHIBIT INDEX

Exhibit
Number                Description
------                -----------

Exhibit 2.1 Agreement and Plan of Merger, dated as of July 6, 2005, between PacifiCare Health Systems, Inc., UnitedHealth Group Incorporated and Point Acquisition LLC.

Exhibit 99.1          Press release issued by PacifiCare Health Systems, Inc.
                      on July 6, 2005.